EXHIBIT 10.21

CISCO SYSTEMS CAPITAL CORP.             EQUIPMENT SCHEDULE
5500 Wayzata Blvd., Suite 725
Golden Valley, MN  55416-1242
Tel. 800-928-2349 FAX 612-513-3299


              EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

Equipment Location: __________________________________________________

Vendor Name: _________________________________________________________

Address: _____________________________________________________________

Contact Phone Number: ________________________________________________


                          Equipment Description
                          ---------------------

                                                  Price per Ext. Price/
Quantity  Make/Model          Serial Number         Month     Month
--------  ----------          -------------       --------- -------

2         5300 48VOX                              $1,104.00
          AS5300 AS5300 Shelf
          AS53-AC-PWR AC Power
          CAB-AC Power Cord, 110V
          SF53CP-11.3.2N Cisco IOS, IP Plus
          AS53-T1-48VOX, 48VOX DSPs
          Quad T1/PRI Card
          VC-SW-1.0, Firmware for AS53-CC-VOX
          CON-SNT-AS5300, 3yr SMARTnet, 8x5 NBD,2

                              Total Price Per Month:

                              Applicable Taxes:

                              Total Monthly Lease Payment:

*    Monthly Lease Payments will be made via Automatic Bank Payments (ACH)
* There is a 90 day grace period prior to commencement of the Monthly Lease Payments
*    24 Monthly Lease Payments are required after the 90 day grace period
*    The Monthly Lease Payments are due in advance
* A Security Deposit equal to one monthly payment will require after the 90 day grace period


LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE MASTER LEASE

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ______ DAY OF ________________, 200__.

NAME OF LESSEE: _______________________ LESSOR: SUNRISE LEASING CORPORATION


SIGNED_________________ DATE___________ SIGNED____________________________

NAME AND TITLE:________________________ DATE______________________________

CISCO SYSTEMS CAPITAL CORPORATION
5500 Wayzata Boulevard Suite 725
Golden Valley, MN  55416
Tel. 612-593-1904 FAX 612-513-3299


March 5, 1999

Mr. Bill Bedri                     Fax #: 972-788-2995
Netvoice Technologies, Inc.
13747 Montfort #101
Dallas, TX  75240

Re: Cisco Easy Access Lease # 72003013AA

Dear Mr. Bedri:

Your first withdrawal will occur 4/1/99 and is detailed below:

     Detail                   Payment        Tax       Total
     ------                   -------        ---       -----
12/10/98-3/31/99:             $1,619.20      $133.58   $1,752.78
4/1/99-4/30/99:               $2,208.00      $182.16   $2,390.16
Security Deposit:             $2,208.00      $182.16   $2,390.16
Shipping Charges (if any):    $0.00          N/A       $0.00
Total Withdrawal:                                      $6,533.10

Beginning 5/1/99, and on the first day of the month, throughout the term of your lease, the monthly withdrawal amount will be: $2,390.16

If you have any questions, please contact me at (612) 513-3254.

Sincerely,


Jason Riley
Cisco Systems Capital Corporation

             AUTHORIZATION AGREEMENT FOR AUTOMATIC PAYMENTS




The ("Buyer") hereby authorizes and directs the Lessor and the Bank named below to initiate variable entries to the checking account designated below for the purposes of making payments due from the Lessee to the Lessor pursuant to this Agreement. Lessee hereby represents and agrees that such checking account is and will continue to be maintained primarily for business purposes. Lessee further agrees that it will maintain at all times sufficient balances in such account to allow Lessor and the Bank named below to charge such account for the charges due from the Lessee hereunder. Unless Lessee's check is otherwise enclosed, please enclose a blank copy of Lessee's check for reference purposes.

DEPOSITORY NAME                    BRANCH              LEASE/SCHEDULE
(FINANCIAL INSTITUTION)


___________________________________________________________________________

CITY                                         STATE          ZIP

___________________________________________________________________________

ABA NUMBER (LOCATION                              ACCOUNT NUMBER
BETWEEN [ ] ON BOTTOM OF CHECK)

___________________________________________________________________________

NAMES ON ACCOUNT

___________________________________________________________________________

DATE                               SIGNATURE

___________________________________________________________________________

CISCO SYSTEMS CAPITAL CORPORATION
Ste 725, 5500 Wayzata Blvd.
Golden Valley, MN  55416-1244
Ph: 612-593-1904 Fax: 612-513-3299


March 5, 1999

BILL BEDRI                                        Fax: (972) 788-2995
NETVOICE TECHNOLOGIES, INC.
13747 MONTFORT #101
DALLAS, TX  75240

Re:  Cisco Systems Capital Corporation Lease #72003013AA

Dear Bill Bedri:

We are happy to include you as part of the Cisco Systems Capital
Corporation leasing portfolio.

According to the terms and conditions of the non-cancelable lease, payments are due on the first day of the rental period. As required by your lease, all payments will be automatically withdrawn from your checking account.

Our first withdrawal on 1 Apr 1999 will make your lease account current. On a continuing basis, rental amounts will be withdrawn monthly on the 1st day of the rental period. The terms of the lease, as well as details of our first withdrawal are summarized below:

Term of Lease:                          24 months
Lease acceptance Date:                  10 Dec 1998
Period Covered by First Withdrawal:     10 Dec 1998-30 Apr 1999
Monthly Withdrawal Amount:              $2,208.00 + applicable tax
First Withdrawal Amount:                $6,533.10

Any changes to your bank account which will affect our ability to withdraw lease payments should be provided to us by telephone 30 days before the first day of the month and confirming in writing. This will ensure that no payment delays occur and avoid our assessment of late charges.

You are also responsible for paying property taxes that may be assessed against this equipment. You will be notified in advance of the amount of property taxes due and payment will be subsequently withdrawn from your account per the terms of the lease.

If you have any questions, please don't hesitate to contact me directly at the phone number listed above. Cisco Systems Capital Corporation is looking forward to working with you.

Sincerely,


Melissa Struss
Lease Process Assistant

Enclosure

                                   CISCO SYSTEMS, INC.
                                   7025 Kit Creek Road
                                   PO Box 14987
                                   Research Triangle Park, NC 27709
                                   Tel:  800-553-6387 x22981
                                   Fax:  919-472-2969

Date:  09/14/1998             PRICE QUOTATION

To:  Network Technology            Quote Number:  30165450-1-0
     Scott Ference                 Total Price:   $41,886.45
13747 Montfort Dr.
     Dallas, TX  75240
     Ph: 972-788-2988
     Fax:

Product        Produce                  Unit List                Extended
Number         Description         Qty  Price          Discount  Price

AS5300         AS5300 Dial Shelf   2    $10,000.00     29.00%    $14,200.00
CAB-AC         Power Cord, 110V    2    $0.00                    $0.00
SF53CP-11.3.2N Cisco IOS AS5300    2    $2,700.00      29.00%    $3,834.00
               Series IP Plus
AS53-T148VOX   48 VOX DSPs, 2      2    $14,300.00     29.00%    $20,306.00
               VOX Carrier Cards,
               and 1 Quad T1/PRI
               Card
VC-SW-1.0      Firmware for AS53   2    $0.00                    $0.00
               -CC-VOX
MEM-16F-AS53   AS5300 System       2    $1,000.00      29.00%    $1,420.00
               Flash Upgrade
               (from 8MB to
               16MB)
MEM-8BF-52     AS5200 Boot Flash   2    $0.00                    $0.00
               Upgrade (from 4MB
               to 8 MB)
AS53-AC-PWR    AC Power Chassis    2    $0.00                    $0.00
               for the AS5300
CVM-NT-1.0     NT version of       1    $2,995.00      29.00%    $2,126.45
               Cisco Voice
               Manager







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